Supplement Dated February 4, 2020
To the Product Prospectuses dated May 1, 2019 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment® VUL	Lincoln CVUL Series III Elite
Lincoln Corporate ExecSM VUL Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Lincoln Corporate Commitment® VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

The purpose of this supplement is to clarify certain information contained in a previous supplement dated December 18, 2019. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

TOPS® AGGRESSIVE ETF PORTFOLIO. The name of the TOPS® Aggressive ETF Portfolio should be replaced with TOPS® Aggressive Growth ETF Portfolio. The fees and investment objective of the fund remain the same and are not impacted by this change.

Please retain this Supplement for future reference.